   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 1, 2000
                                                      REGISTRATION NO. 333-85333
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       ON

                                    FORM S-8

                                       TO

                                    FORM S-4

                             REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933*

                            ------------------------

                            ENERGY EAST CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                     NEW YORK                                           14-1798693
         (State or other Jurisdiction of                             (I.R.S. Employer
          Incorporation or Organization)                           Identification No.)

                  P.O. BOX 12904
                    ALBANY, NY                                          12212-2904
     (Address of Principal Executive Offices)                           (Zip Code)

                      CONNECTICUT NATURAL GAS CORPORATION
                             EMPLOYEE SAVINGS PLAN
                          UNION EMPLOYEE SAVINGS PLAN
                           (Full Title of the Plans)

                            ------------------------

                              KENNETH M. JASINSKI
                           EXECUTIVE VICE PRESIDENT,
                         GENERAL COUNSEL AND SECRETARY
                            ENERGY EAST CORPORATION
                                 P.O. BOX 12904
                             ALBANY, NY 12212-2904
                    (Name and Address of Agent for Service)

                                 (518) 434-3049

         (Telephone Number, Including Area Code, of Agent for Service)

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                                AMOUNT           OFFERING PRICE     AGGREGATE OFFERING        AMOUNT OF
  TITLE OF SECURITIES TO BE REGISTERED     TO BE REGISTERED         PER SHARE              PRICE          REGISTRATION FEE
Common Stock ($0.01 Par Value)..........    400,000 Shares           N/A(**)              N/A(**)              N/A(**)

* Filed as a Post-Effective Amendment on Form S-8 to such Registration Statement pursuant to the procedure described herein. See "Explanatory Note."

**  Fee previously paid.

    This Post-Effective Amendment on Form S-8 to such Registration Statement shall become effective upon filing in accordance with Rule 464 under the Securities Act of 1933, as amended.

    In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Post-Effective Amendment on Form S-8 to such Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    Energy East Corporation ("Energy East") hereby amends its Registration Statement on Form S-4 (No. 333-85333), declared effective on August 17, 1999 (the "S-4"), by filing this Post-Effective Amendment No. 1 on Form S-8 relating to the issuance of up to 400,000 shares of common stock, par value $0.01 per share, of Energy East ("Energy East Common Stock") pursuant to the Connecticut Natural Gas Corporation Employee Savings Plan and the Connecticut Natural Gas Corporation Union Employee Savings Plan (the "Plans"). All such shares of Energy East Common Stock were originally registered pursuant to the S-4.

    On September 1, 2000, CTG Resources, Inc., a Connecticut corporation ("CTG Resources"), was merged with and into Oak Merger Co., a Connecticut corporation and a wholly owned subsidiary of Energy East ("Oak Merger Co.") pursuant to the Agreement and Plan of Merger, dated as of June 29, 1999, by and among CTG Resources, Energy East and Oak Merger Co. (the "Merger Agreement"). Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), shares of common stock of CTG Resources, without par value, issued and outstanding immediately prior to the Effective Time were exchanged for cash and shares of Energy East Common Stock. After the Effective Time, shares of Energy East Common Stock will be issued under the Plans in lieu of CTG Resources common stock.

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

    The Securities and Exchange Commission allows us to "incorporate by reference" information into this Registration Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Registration Statement. The information filed with the SEC in the future will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made by us with the SEC under Section 13(a), 13(b), 14 or 15(d) of the Securities Exchange Act of 1934, until we file a post-effective amendment to this Registration Statement which indicates that all of the securities have been sold or which deregisters all securities then remaining unsold.

    1)  Our Annual Report on Form 10-K for the year ended December 31, 1999.

    2) Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000.

    3) Our Current Reports on Form 8-K filed January 31, 2000, February 8, 2000, February 18, 2000 and September 1, 2000.

    4) Financial Statements and Schedules as of December 31, 1999 and 1998, together with Report of Independent Public Accountants, for the respective Plans, filed as part of Amendment No. 1, dated June 26, 2000, to the Annual Report on Form 10-K of CTG Resources, Inc. for the year ended September 30, 1999.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

    The validity of the Energy East shares to be issued pursuant to the Merger Agreement for shares held by the Plans as of the Effective Date will be passed upon for Energy East by Huber Lawrence & Abell. As of August 21, 2000, members of Huber Lawrence & Abell owned 4,647 shares of Energy East common stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Previously filed. (See Item 20 of the S-4).

ITEM 8. EXHIBITS

    See Exhibit Index.

    The Registrant undertakes to submit, or has submitted, the Plans and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plans under Section 401 of the Internal Revenue Code of 1986.

ITEM 9. UNDERTAKINGS

A. UNDERTAKING TO UPDATE ANNUALLY

    The Registrant hereby undertakes:

    (1) to file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

         (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

         (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the change in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

        (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

       PROVIDED, HOWEVER, that the undertakings set forth in paragraphs (i) and
       (ii) do not apply if this Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement;

    (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof,

    (3) to remove from registration by means of a post-effective amendment any
       of the         securities being registered which remain unsold at the
       termination of the offering.

B.  INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY REFERENCE

    The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(a) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C.  INDEMNIFICATION

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of the Registrant's By-Laws, the BCL or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment on Form S-8 to the Registration Statement (No. 333-85333) on Form S-4 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 1st day of September, 2000.

                                                       ENERGY EAST CORPORATION

                                                       By:                /s/ FRANK LEE
                                                            -----------------------------------------
                                                                            Frank Lee
                                                                        (ATTORNEY-IN-FACT)

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the S-4 has been signed by the following persons in the capacities indicated on September 1, 2000.

                       SIGNATURE                                             TITLE
                       ---------                                             -----
Principal Executive, Financial and
Accounting Officer:

                           *
     ---------------------------------------------                   Chairman and Director
                  Wesley W. von Schack

Directors:

                           *
     ---------------------------------------------                          Director
                    Richard Aurelio

                           *
     ---------------------------------------------                          Director
                    James A. Carrigg

                           *
     ---------------------------------------------                          Director
                   Alison P. Casarett

                           *
     ---------------------------------------------                          Director
                  Joseph J. Castiglia

                           *
     ---------------------------------------------                          Director
                    Lois B. DeFleur

                       SIGNATURE                                             TITLE
                       ---------                                             -----
     ---------------------------------------------                   President and Director
                   David T. Flanagan

                           *
     ---------------------------------------------                          Director
                     Paul L. Gioia

     ---------------------------------------------                          Director
                    David M. Jagger

                           *
     ---------------------------------------------                          Director
                     John M. Keeler

                           *
     ---------------------------------------------                          Director
                      Ben E. Lynch

     ---------------------------------------------                          Director
                   Peter J. Moynihan

                           *
     ---------------------------------------------                          Director
                     Walter G. Rich

     ---------------------------------------------                          Director
                   Michael W. Tomasso

                     /s/ FRANK LEE
     ---------------------------------------------
  (Frank Lee, as attorney-in-fact for the officers and
            directors marked by an asterisk)

    Pursuant to the requirements of the Securities Act of 1933, the Plans have duly caused this Post-Effective Amendment on Form S-8 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this September 1, 2000.

CONNECTICUT NATURAL GAS CORPORATION             CONNECTICUT NATURAL GAS CORPORATION
UNION EMPLOYEE SAVINGS PLAN                     EMPLOYEE SAVINGS PLAN

                   /s/ FRANK LEE                                   /s/ FRANK LEE
     ----------------------------------------        ----------------------------------------
                     Frank Lee                                       Frank Lee
                (ATTORNEY-IN-FACT)                              (ATTORNEY-IN-FACT)
By:                                             By:

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
         5.1            Opinion of Huber Lawrence & Abell with respect to the
                        legality of the securities registered hereunder (including consent).

        23.1            Consent of Huber Lawrence & Abell (included in Exhibit 5.1).

        23.2            Consent of PricewaterhouseCoopers LLP.

        23.3            Consent of Arthur Andersen LLP.

        24.1 Powers of Attorney of Directors and Officers (previously filed as Exhibit 24.1 to the S-4).

        24.2            Power of Attorney of Registrant (previously filed as Exhibit
                        24.2 to the S-4).

        24.3            Power of Attorney for the Connecticut Natural Gas
                        Corporation Employee Savings Plan and the Connecticut
                        Natural Gas Corporation Union Employee Savings Plan.